Angel Oak Mortgage Trust I, LLC ABS-15G

Exhibit 99.21

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of Angel Oak Mortgage Fund EU B LLC (the “Client”). The review included a total of 712 newly originated residential mortgage loans, in connection with the securitization identified as Angel Oak Mortgage Trust 2026-4 (the “Securitization”). The Review was conducted from September 2025 through June 2026 on mortgage loans originated between September 2025 and May 2026.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Clients prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower’s occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

○	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

○	The consumer’s debt obligations, alimony, child support; and

○	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Clients or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Clients.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Clients.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (712 loans in total):

Four hundred ninety-four (494) loans had CU scores of 2.5 or less or were eligible for Collateral Rep and Warranty relief.

Forty-eight (48) loans had an AVM, forty-seven (47) loans had Secondary Appraisals, three (3) loans had a Field Review, and two hundred and twelve (212) loans had a Desktop Review. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then an additional valuation product was completed. There were three (3) instances of this.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 712 mortgage loans reviewed, four hundred forty-four (444) unique mortgage loans (62.36% by loan count) had a total of one thousand one hundred forty-three (1,143) tape discrepancies across forty-two (42) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying All Borrower Residual Income	311	27.21%
Qualifying Total Debt Income Ratio	196	17.15%
Qualifying Total Reserves Number of Months	139	12.16%
Qualifying Housing Debt Income Ratio	64	5.60%
Months Reserves	53	4.64%
Borrower 1 Origination Equifax	43	3.76%
Borrower 1 Origination Experian	39	3.41%
Borrower 1 Origination TransUnion	37	3.24%
Mo. Tax	36	3.15%
Qualifying FICO	26	2.27%
Initial Monthly P&I Or IO Payment	25	2.19%
Borrower 1 Last Name	16	1.40%
Mo. Hazard	14	1.22%
Application Date	14	1.22%
Gross Rent	14	1.22%
Cash Out Amount	13	1.14%
Property Address	13	1.14%
Property Type	8	0.70%
Cash Disbursement Date	8	0.70%
Index	8	0.70%
Borrower 2 Origination Equifax	7	0.61%
Borrower 1 Self-Employment Flag	7	0.61%
DSCR	6	0.52%
LTV	5	0.44%
Qualifying CLTV	4	0.35%
Underwriting Exception in File?	4	0.35%
STR	4	0.35%
Borrower 2 Origination TransUnion	4	0.35%
Borrower 2 Origination Experian	4	0.35%
Loan Purpose	4	0.35%
P&I	3	0.26%
Qualifying LTV	3	0.26%
Postal Code	2	0.17%
Note Date	1	0.09%
Foreign National	1	0.09%
MIN No	1	0.09%
Sales Price	1	0.09%
Loan Program	1	0.09%
Borrower Last Name	1	0.09%
First Payment Date	1	0.09%
Property County	1	0.09%
Maturity Date	1	0.09%
Grand Total	1,143	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	578	$293,687,062.00	81.18%
Event Grade B	134	$108,172,550.00	18.82%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	712	$401,859,612.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	626	87.92%
Event Grade B	86	12.08%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	712	100.00%

Compliance Results (As applicable, 391 loans within population did not receive a Compliance Review):
Event Grade	Loan Count	Percent of Sample
Event Grade A	279	86.92%
Event Grade B	42	13.08%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	321	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	695	97.61%
Event Grade B	17	2.39%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	712	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	373
		Borrower 1 Credit Report is Missing	30
		Borrower 1 3rd Party VOE Prior to Close Missing	23
		Credit Report Missing or Defective	23
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	21
		Approval/Underwriting Summary Partially Provided	21
		Hazard Insurance Missing or Defective	20
		Borrower 1 Credit Report is Incomplete	17
		Purchase Contract is Expired	16
		Asset Qualification Does Not Meet Guideline Requirements	16
		Purchase Contract Expiration Date is prior to Note Date	15
		Overdraft/NSF Count Exceeds Tolerance	11
		Audited DTI Exceeds Guideline DTI	10
		Title Insurance Coverage - Inadequate Coverage	9
		Closing Protection Letter Missing or Defective	9
		Delinquent Credit History Does Not Meet Guideline Requirements	9
		Housing History Does Not Meet Guideline Requirements	8
		Borrower 2 Credit Report is Missing	7
		Income and Employment Do Not Meet Guidelines	7
		Borrower 2 3rd Party VOE Prior to Close Missing	6
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	6
		Tradelines do not meet Guideline Requirements	6
		Title Insurance Missing or Defective	6
		Audited FICO is less than Guideline FICO	6
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	6
		Borrower 1 CPA Letter Missing	5
		Income 3 Months Income Verified is Missing	5
		The Final 1003 is Incomplete	4
		Missing VOM or VOR	4
		Missing explanation and supporting documentation for large deposit(s)	4
		Entity Documentation - Missing or Defective	4
		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	4
		Payment shock exceeds guideline	3
		Note Missing or Defective	3
		Credit Report Aged	3

Borrower 2 Credit Report is Incomplete	3
Asset 2 Does Not Meet Guideline Requirements	3
Income 2 Months Income Verified is Missing	3
The Deed of Trust is Incomplete	3
DSCR Minimum Not Met	3
Purchase Contract is Incomplete	2
Audited HCLTV Exceeds Guideline HCLTV	2
Verification of Borrower Liabilities Missing or Incomplete	2
Borrower 1 Credit Report is Expired	2
Audited LTV Exceeds Guideline LTV	2
Borrower does not meet residual income requirement	2
Audited CLTV Exceeds Guideline CLTV	2
HO6 Insurance Policy Effective Date is after the Note Date	2
The Note is Incomplete	2
Property Title Issue	2
Asset 3 Does Not Meet Guideline Requirements	2
Closing Documentation Missing or Defective	2
Asset 2 Missing	2
Asset 4 Does Not Meet Guideline Requirements	2
Approval/Underwriting Summary Not Provided	2
Closing Disclosure/Settlement Statement Missing or Defective	1
Title Coverage is Less than Subject Lien	1
Asset 6 Does Not Meet Guideline Requirements	1
Missing Mortgage	1
Missing legal documents for senior or subordinate lien	1
Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	1
Sales Contract Missing or Defective	1
Asset 5 Does Not Meet Guideline Requirements	1
The Initial 1003 is Missing	1
Borrower 1 Business Bank Statements Missing	1
Loan does not conform to program guidelines	1
Missing VVOE dated within 10 days consummation	1
Hazard Insurance Policy is Missing	1
Borrower 2 Non-US Citizen Identification Document Missing	1
Qualifying Credit Score does not meet eligibility requirement(s)	1
Non-Occupant Borrower Requirements Not Met	1
Security Instrument Missing or Defective	1
Borrower Contributions Do Not Met Guideline Minimum	1

	Asset 2 Expired	1
	Flood Certificate Missing	1
	Credit Event – Requirement Not Met	1
	Flood Insurance Effective Date is after the Disbursement Date	1
	ATR: Reasonable Income or Assets Not Considered	1
	Potential Occupancy/Current Address Issues identified in the file	1
	Asset 1 Does Not Meet Guideline Requirements	1
	Hazard Insurance Effective Date is after the Disbursement Date	1
	Missing Lender Income Calculation Worksheet	1
	Asset 5 Missing	1
	Excessive LTV Ratio	1
	Total Credit Grade (A) Exceptions:	794
B	Delinquent Credit History Does Not Meet Guideline Requirements	13
	Excessive LTV Ratio	11
	Audited LTV Exceeds Guideline LTV	6
	Audited CLTV Exceeds Guideline CLTV	5
	Audited HCLTV Exceeds Guideline HCLTV	5
	Audited FICO is less than Guideline FICO	5
	Income and Employment Do Not Meet Guidelines	5
	Excessive Cash-Out Refinance	4
	Purchase Contract Expiration Date is prior to Note Date	4
	Housing History Does Not Meet Guideline Requirements	4
	Payment shock exceeds guideline	4
	Audited DTI Exceeds Guideline DTI	4
	Non-Occupant Borrower Requirements Not Met	4
	Note Missing or Defective	3
	Borrower does not meet residual income requirement	2
	Loan does not conform to program guidelines	2
	Asset Qualification Does Not Meet Guideline Requirements	2
	Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	2
	Transaction is not arm’s length	2
	Audited Reserves are less than Guideline Required Reserves (Number of Months)	2
	Cash Out Does Not Meet Guideline Requirements	2
	Credit Event – Requirement Not Met	2
	Audited Loan Amount is less than Guideline Minimum Loan Amount	1
	Guideline Violation: Property is not Owner Occupied	1
	Missing VOM or VOR	1

		Insufficient Assets to Close	1
		Borrower 1 CPA Letter Missing	1
		Audited Loan Amount is greater than Guideline Maximum Loan Amount	1
		Maximum Loan Amount Exceeded	1
		Purchase Contract is Expired	1
		Satisfactory Chain of Title not Provided	1
		Short Term Rental Income - Missing or Defective	1
		Tradelines do not meet Guideline Requirements	1
		Entity Documentation - Missing or Defective	1
		Approval/Underwriting Summary Partially Provided	1
		Excessive Cash-Out on a Limited Cash-Out Refinance	1
		Total Credit Grade (B) Exceptions:	107
Compliance	A	No Compliance Findings	189
		Higher-Priced Mortgage Loan Test	50
		Initial Closing Disclosure Delivery Date Test	15
		Charges That Cannot Increase Test	14
		Missing Credit Score Disclosure (FACTA)	13
		Lender Credits That Cannot Decrease Test	9
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	7
		TRID: Missing Loan Estimate	5
		CA AB 260 Higher-Priced Mortgage Loan Test	5
		Homeownership Counseling Disclosure Is Missing	5
		Missing Required Affiliated Business Disclosure	5
		Initial Loan Estimate Delivery Date Test (from application)	3
		Charges That In Total Cannot Increase More Than 10% Test	3
		eSigned Documents Consent is Missing	3
		TRID: Missing Closing Disclosure	2
		NC Rate Spread Home Loan Test	2
		RESPA Homeownership Counseling Organizations Disclosure Date Test	2
		TRID Disclosure Delivery Date Validation Test	1
		Final CD: Projected Payments Table Payment Calculation is missing or inaccurate	1
		TRID Total of Payments Test	1
		Regulation § 1026.43(c)(2)(vi) failure - The consumer’s current debt obligations, alimony, and child support or other debt obligations were not confirmed and included in the DTI or excluded per lender guidelines.	1
		TILA Post-Consummation Revised Closing Disclosure Finance Charge Test	1

		Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	1
		TRID Post-Consummation Revised Closing Disclosure Date and Consummation Date Validation Test	1
		Revised Loan Estimate Delivery Date Test (prior to consummation)	1
		NC SB 1149 High Cost Home Loan Points and Fees Test	1
		Service provider list not provided within 3 days of application	1
		Ark. Code Ann. § 23-39-513 (10) Ark. Code Ann. § 23-53-104 (b) A.C.A. § 23-53-104 - Tangible Net Benefit Disclosure missing or no evidence it was provided prior to or at consummation or unable to validate tangible net benefit criteria	1
		TILA Finance Charge Test	1
		Total Compliance Grade (A) Exceptions:	344
	B	Charges That Cannot Increase Test	29
		Charges That In Total Cannot Increase More Than 10% Test	9
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	2
		TILA Finance Charge Test	1
		Right of Rescission is Missing	1
		Missing Credit Score Disclosure (FACTA)	1
		Lender Credits That Cannot Decrease Test	1
		Total Compliance Grade (B) Exceptions:	44
Property	A	No Property Findings	302
		Appraisal Review - Missing	9
		Hazard Insurance Missing or Defective	8
		Third Party Valuation Product Not Provided within 10% Tolerance	7
		Subject Property Lease - Missing or Defective	3
		Market Rent - Missing or Defective	3
		Property Issue(s) are Present	2
		HOA Questionnaire is Missing	1
		Short Term Rental Income - Missing or Defective	1
		Condo Questionnaire Missing or Defective	1
		Flood Certificate Missing or Defective	1
		Ineligible Property – Zoning Non-compliance	1
		Total Property Grade (A) Exceptions:	339
	B	Subject Property Lease - Missing or Defective	5
		Ineligible Property	3
		HOA Does Not Meet Guidelines	2
		Property Issue(s) are Present	2
		Property/Appraisal General	1
		Ineligible Project – Other Charter Violation	1
		Desk Review Variance > 10%	1
		Condo Questionnaire Missing or Defective	1
		Ineligible Property – Square Footage	1
		Total Property Grade (B) Exceptions:	17

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Clients/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Clients review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.